Exhibit 99.3

Consolidated Balance Sheets

(dollars in millions)

	6-30-13	3-31-13	6-30-12
Assets
Loans	$53,101	$52,574	$49,605
Loans held for sale	402	434	656
Securities available for sale	13,253	13,496	13,205
Held-to-maturity securities	4,750	3,721	4,352
Trading account assets	592	701	679
Short-term investments	3,582	3,081	2,216
Other investments	1,037	1,059	1,186

Total earning assets	76,717	75,066	71,899
Allowance for loan and lease losses	(876)	(893)	(888)
Cash and due from banks	696	621	716
Premises and equipment	900	930	931
Operating lease assets	303	309	318
Goodwill	979	979	917
Other intangible assets	149	159	15
Corporate-owned life insurance	3,362	3,352	3,285
Derivative assets	461	609	818
Accrued income and other assets	2,864	2,884	2,967
Discontinued assets	5,084	5,182	5,545

Total assets	$90,639	$89,198	$86,523

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$32,689	$32,700	$28,957
Savings deposits	2,542	2,546	2,103
Certificates of deposit ($100,000 or more)	2,918	2,998	3,669
Other time deposits	4,089	4,324	5,385

Total interest-bearing deposits	42,238	42,568	40,114
Noninterest-bearing deposits	24,939	21,564	21,435
Deposits in foreign office — interest-bearing	544	522	618

Total deposits	67,721	64,654	62,167
Federal funds purchased and securities sold under repurchase agreements	1,647	1,950	1,716
Bank notes and other short-term borrowings	298	378	362
Derivative liabilities	456	524	763
Accrued expense and other liabilities	1,421	1,352	1,390
Long-term debt	6,666	7,785	7,521
Discontinued liabilities	2,169	2,176	2,428

Total liabilities	80,378	78,819	76,347
Equity
Preferred stock, Series A	291	291	291
Common shares	1,017	1,017	1,017
Capital surplus	4,045	4,059	4,120
Retained earnings	7,214	7,065	6,595
Treasury stock, at cost	(2,020)	(1,930)	(1,796)
Accumulated other comprehensive income (loss)	(318)	(162)	(72)

Key shareholders’ equity	10,229	10,340	10,155
Noncontrolling interests	32	39	21

Total equity	10,261	10,379	10,176

Total liabilities and equity	$90,639	$89,198	$86,523

Common shares outstanding (000)	912,883	922,581	945,473

Consolidated Statements of Income

(dollars in millions, except per share amounts)

	Three months ended			Six months ended
	6-30-13	3-31-13	6-30-12	6-30-13	6-30-12
Interest income
Loans	$539	$548	$518	$1,087	$1,054
Loans held for sale	5	4	5	9	10
Securities available for sale	80	80	105	160	221
Held-to-maturity securities	20	18	17	38	29
Trading account assets	4	6	5	10	11
Short-term investments	1	2	2	3	3
Other investments	8	9	10	17	18

Total interest income	657	667	662	1,324	1,346
Interest expense
Deposits	42	45	71	87	148
Federal funds purchased and securities sold under repurchase agreements	—	1	1	1	2
Bank notes and other short-term borrowings	2	1	2	3	4
Long-term debt	32	37	50	69	101

Total interest expense	76	84	124	160	255

Net interest income	581	583	538	1,164	1,091
Provision (credit) for loan and lease losses	28	55	21	83	63

Net interest income (expense) after provision for loan and lease losses	553	528	517	1,081	1,028
Noninterest income
Trust and investment services income	100	95	90	195	186
Investment banking and debt placement fees	84	79	73	163	134
Service charges on deposit accounts	71	69	70	140	138
Operating lease income and other leasing gains	19	23	58	42	110
Corporate services income	43	45	44	88	88
Cards and payments income	42	37	31	79	60
Corporate-owned life insurance income	31	30	30	61	60
Consumer mortgage income	6	7	9	13	18
Net gains (losses) from principal investing	7	8	24	15	59
Other income (a)	26	32	28	58	46

Total noninterest income	429	425	457	854	899
Noninterest expense
Personnel	406	391	377	797	749
Net occupancy	72	64	62	136	126
Computer processing	39	39	43	78	84
Business services and professional fees	37	35	51	72	88
Equipment	27	26	27	53	53
Operating lease expense	11	12	15	23	32
Marketing	11	6	17	17	30
FDIC assessment	8	8	8	16	16
Intangible asset amortization on credit cards	7	8	—	15	—
Other intangible asset amortization	3	4	1	7	2
Provision (credit) for losses on lending-related commitments	5	3	6	8	6
OREO expense, net	1	3	7	4	13
Other expense	84	82	79	166	173

Total noninterest expense	711	681	693	1,392	1,372

Income (loss) from continuing operations before income taxes	271	272	281	543	555
Income taxes	72	70	54	142	127

Income (loss) from continuing operations	199	202	227	401	428
Income (loss) from discontinued operations, net of taxes	5	3	14	8	13

Net income (loss)	204	205	241	409	441
Less: Net income (loss) attributable to noncontrolling interests	—	1	5	1	5

Net income (loss) attributable to Key	$204	$204	$236	$408	$436

Income (loss) from continuing operations attributable to Key common shareholders	$193	$196	$217	$389	$412
Net income (loss) attributable to Key common shareholders	198	199	231	397	425
Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.21	$.21	$.23	$.42	$.44
Income (loss) from discontinued operations, net of taxes	.01	—	.01	.01	.01
Net income (loss) attributable to Key common shareholders (b)	.22	.22	.24	.43	.45
Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.21	$.21	$.23	$.42	$.43
Income (loss) from discontinued operations, net of taxes	.01	—	.01	.01	.01
Net income (loss) attributable to Key common shareholders (b)	.22	.21	.24	.43	.45
Cash dividends declared per common share	$.055	$.05	$.05	$.105	$.08
Weighted-average common shares outstanding (000)	913,736	920,316	944,648	917,008	946,995
Weighted-average common shares and potential common shares outstanding (000) (c)	918,628	926,051	948,087	922,319	951,029

(a)	For the three months ended June 30 ,2013, March 31, 2013, and June 30, 2012, Key did not have any impairment losses related to securities.
(b)	Earnings per share may not foot due to rounding.
(c)	Assumes conversion of stock options and/or Preferred Series A shares, as applicable.